Annual Report as of December 31, 2001

Letter to Shareholders
February 2002

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

We are pleased to provide the Evergreen Variable Annuity Trust annual report for the twelve month period ended December 31, 2001.

U.S. Equities Dipped for the Second Year in a Row

The U.S. equity markets were confounded from the very start in 2001. After unusually strong performance in the late 90s, the declines of 2000 were a shock -- surely 2001 would turn things around.

However, by the third Federal Reserve rate cut in March, investors realized that something was seriously wrong. Predictions for earnings growth were slashed throughout the corporate world. The early January consensus forecast for S&P 500 operating earnings growth was 9%. Unfortunately, with each quarterly earnings reporting period filled with disappointing corporate results, profit forecasts were drastically lowered. Average earnings ended the year declining 18%-20%.

The equity markets made an admirable attempt at a recovery during the second quarter, yet continued economic weakness and lowered corporate guidance tightened the vice grip on investors during the summer. Then, the unthinkable happened, and the September 11 tragedy resonated, literally, from Wall Street to Main Street. Any hopes for economic recovery in 2001 were quickly dashed and, upon reopening, the markets plunged.

The quick response of the Fed to provide liquidity and the orderly transition of the financial markets provided investors with a glimmer of hope in the final quarter of the year. Initial success of the United States’ war on terrorism resulted in improved confidence and the equity markets began a remarkable climb. From the lows achieved in late-September, the NASDAQ Composite climbed approximately 40%, followed by the Dow 30 and the S&P 500, each with gains in the 20% range.

All in all, the year proved to be very disappointing for equity investors. Despite the late recovery, the major market averages all declined for the second consecutive year. Few areas were spared, as eight of the ten sectors in the S&P 500 were down. Only consumer discretionary and materials, riding the potential for a positive impact to earnings from the aggressive Fed, managed a gain for the year. While the nineties delivered spectacular returns, the new millennium has proved to be a more challenging period for common stocks, thus far.

The Bond Market Continued a Remarkable Climb

In contrast to poor performance in the equity markets for much of the year, 2001 was another fantastic year for bonds. As the economy slowed and slipped into recession, ratcheting down corporate earnings, investors sought the relative safety of bonds. The Federal Reserve, in an attempt to cushion economic damage, was very aggressive, providing 11 interest rate cuts in twelve months, propelling the bond market higher.

The yield curve steepened dramatically throughout the year in response to Fed action. This steepening was further accentuated by a “flight to quality” following the terrorist attacks of September 11. In fact, by October 30th, the yield on the 2-year Treasury was at a 25-year low. For much of the year, the longer end of the market lagged shorter term Treasuries, as investors -- ever watchful for inflation -- feared that the Fed and Congress were being overly stimulative with interest rates and tax cuts. However, a surprise Halloween announcement from the Treasury Department, suspending 30-year bond issuance, finally brought longer-term rates down as well.

As much as there was good news for bond investors, there were many challenges, as well. As the economy slowed, many companies that had leveraged their balance sheets during the strong economy of the mid-nineties found that declining revenues caused great pressure on their ability to honor their debt

Letter to Shareholders(continued)
February 2002

obligations. Many well-known companies found their credit ratings diminished and investor concern about their future greatly expanded. As a result, there was an unusually large spread among bond sectors with high quality issues providing the best performance.

Toward the end of 2001, signs of economic recovery triggered a reversal in the bond market. Beginning in November, we got a taste of what a little “good news” can do. While stock market investors celebrated military successes in Afghanistan and an economic recovery ahead, bonds declined. The declines continued in December, washing away earlier hopes for double-digit returns in the bond market for the year.

The past year has reminded all investors that managing risk through different asset classes provides reduced volatility in a period of unstable capital markets.

Diversification Remains Important

An environment like the past twelve months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. An exposure to various types of investments should remain an important component of a well-balanced portfolio. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Fund at a Glance as of December 31, 2001

“We are encouraged by the resilience of U.S. markets,
which have rebounded since the events of September 11,
and have been relatively stable, despite continued economic weakness.”

Portfolio Management

Pilgrim Baxter Team
Tenure: April 2001

PERFORMANCE & RETURNS1

Portfolio Inception Date: 3/3/1998	Class I	Class L
Class Inception Date	3/3/1998	8/1/2001

Average Annual Returns

1 year	-12.95%	-13.01%

Since Portfolio Inception	4.54%	4.52%

12-month income dividends per share*	$0.08	$0.00

12-month capital gain distributions per share*	$0.18	$0.00

* For Class L for the period from August 1, 2001 (commencement of class operations) to December 31, 2001.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund1, Class I versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gains distributions.

Historical performance shown for Class L prior to its inception is based on the performance of Class I, the original class offered.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Portfolio Manager Interview

How did the fund perform?

The Evergreen VA Capital Growth Fund’s Class I shares lost 12.95% for the twelve-month period ended December 31, 2001, compared to a decline of 11.87% produced by its benchmark, the S&P 500 Index for the same period. We attribute the results to weak economic conditions, general deceleration in business activity and the overall uncertainty that characterized equity markets for most of the year. While we never like to see negative returns, we are hopeful that returns will be more positive as the economy recovers. Financial markets are dynamic in nature, and as such, are subject to short-term price swings. Long-term, investment in stocks has historically produced solid returns. In fact, the fund’s performance began to rebound in the final three months of 2001. During that time, the fund generated a return of 9.01%.

Portfolio Characteristics
(as of 12/31/2001)

Total Net Assets	$52,578,984

Number of Holdings	38

P/E Ratio	28.1x

What caused stock prices to fall over the past year?

We believe the dramatic decline in stock prices was due primarily to a bottoming in corporate earnings. Earnings estimates were revised downward as an increasing number of companies failed to exceed or even meet expectations. As a result, the prices of their stocks fell. Previously, technology stocks had borne the brunt of the market’s volatility; however, in 2001, losses were sustained by equities of all types.

Price fluctuations occurred throughout the year. At times, stock prices rose as short-term signs of stronger growth renewed investor enthusiasm. However, the economy continued to weaken despite some favorable conditions, including low inflation, aggressive monetary easing, tax rebates and low energy prices. As a recovery appeared to be increasingly more elusive, stock prices were pushed lower. Unfortunately, as signs of economic growth were beginning to appear, the devastating events of September 11 and the resulting damage to the economy accelerated this downward trend, dashing any remaining hope for a quick return to economic strength. The fourth quarter proved strong, and most major indexes regained the ground they lost immediately following the attacks; however, the economy and market sentiment generally remained uncertain for the remainder of the year.

Top 5 Sectors
(as a percentage of 12/31/2001 net assets)

Information Technology	23.7%

Financials	23.1%

Healthcare	12.0%

Industrials	7.6%

Consumer Staples	7.5%

How did you manage the fund in this environment?

We adhered to our disciplined investment process, employing a “bottom up” strategy. We sought to avoid large sector positions, maintaining weightings comparable to those of the fund’s benchmark, the S&P 500 Index. Specifically, we selected only those companies that fit our investment criteria, rather than buying stocks based on general industry, economic or market trends. As always, we focused on companies with strong business fundamentals, primarily targeting

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Portfolio Manager Interview

companies with market capitalizations of over $10 billion. Furthermore, we sought stocks with reasonable valuations that we believed were positioned to outperform their industry averages in the long term.

Healthcare holdings enhanced the fund’s return, with Baxter International, a medical device company, performing particularly well. Some of the fund’s technology stocks also contributed to returns, despite the challenging conditions that characterized the sector for most of the year. One of those stocks was Verizon Communications. Verizon posted solid financial results due to strong cash flow and a stable stream of telephone and cellular business that helped the company avoid most of the fall-out incurred by the technology sector. In contrast, the fund’s underweighted positions in consumer discretionary and consumer staples limited performance. These sectors outperformed other areas of the market because consumer spending was stronger than expected throughout the year.

Top 10 Holdings
(as a percentage of 12/31/2001 net assets)

Safeway, Inc.	4.0%

Wells Fargo & Co.	3.6%

Lucent Technologies, Inc.	3.5%

American Home Products Corp.	3.4%

FleetBoston Financial Corp.	3.3%

Bristol-Myers Squibb Co.	3.2%

Cablevision Systems Corp., Class A	3.2%

AT&T Corp.	3.2%

J.P. Morgan Chase & Co.	3.1%

International Business Machines Corp.	3.1%

What is your outlook over the next six months?

We are encouraged by the resilience of U.S. markets, which have rebounded since the events of September 11, and have been relatively stable, despite continued economic weakness. A great deal of uncertainty remains regarding the economic outlook, and it is difficult to determine if the recession has run its full course. However, some positive data has recently been released and certain indicators are posting better-than-expected results. This may indicate that we will see a strengthening of economic activity as early as the beginning of 2002.

In anticipation of eventually improving conditions, we plan to take a “pro-cyclical stance”. This strategy involves emphasizing companies whose finances are expected to strengthen as the economy recovers, and conversely, selling those companies that generally perform better in economic downturns. For example, we plan to maintain a higher exposure to technology and financial companies and a lower exposure to the consumer discretionary sector. Therefore, we plan to sell some of our defensive companies and add more economically sensitive positions to the portfolio.

In our opinion, several factors are necessary for the economy to experience a sustained recovery. These include an expansion of business and consumer spending, a revival of new hiring by employers, and an increase in positive company earnings reports. We look ahead to 2002 with optimism for renewed economic growth and a stronger equity market.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year Ended December 31,
	2001	2000	1999	1998 (b)

CLASS I (a)

Net asset value, beginning of period	$16.43	$14.42	$13.58	$12.50

Income from investment operations

Net investment income	0.03	0.10	0.01	0.03

Net realized and unrealized gains or losses on securities	(2.16)	2.37	0.87	1.05

Total from investment operations	(2.13)	2.47	0.88	1.08

Distributions to shareholders from

Net investment income	(0.08)	(0.01)	(0.02)	0

Net realized gains	(0.18)	(0.45)	(0.02)	0

Total distributions to shareholders	(0.26)	(0.46)	(0.04)	0

Net asset value, end of period	$14.04	$16.43	$14.42	$13.58

Total return*	(12.95%)	17.69%	6.50%	8.64%

Ratios and supplemental data

Net assets, end of period (thousands)	$49,900	$36,975	$28,377	$20,142

Ratios to average net assets

Expenses‡	1.04%	1.03%	1.18%	1.05%†

Net investment income	0.42%	0.73%	0.06%	0.50%†

Portfolio turnover rate	150%	79%	87%	54%

				Year Ended December 31, 2001 (c)

CLASS L

Net asset value, beginning of period				$15.08

Income from investment operations

Net investment income				0

Net realized and unrealized losses on securities				(1.05)

Total from investment operations				(1.05)

Net asset value, end of period				$14.03

Total return*				(6.96%)

Ratios and supplemental data

Net assets, end of period (thousands)				$2,679

Ratios to average net assets

Expenses‡				1.19%†

Net investment income				0.14%†

Portfolio turnover rate				150%

(a)Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Capital Growth Fund, its accounting and performance history has been carried forward.

(b)For the period from March 3, 1998 (commencement of operations) to December 31, 1998.

(c)For the period from August 1, 2001 (commencement of class operations) to December 31, 2001.

*Total return does not reflect charges attributable to your insurance company’s separate account.

‡The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

†Annualized.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Schedule of Investments
December 31, 2001

	Shares	Value

COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 7.1%
Media - 7.1%
AOL Time Warner, Inc. *	47,400	$1,521,540
Cablevision Systems Corp., Class A *	35,000	1,660,750
Walt Disney Co.	25,600	530,432
3,712,722
CONSUMER STAPLES - 7.5%
Food & Drug Retailing - 7.5%
CVS Corp.	17,100	506,160
Kroger Co. *	62,900	1,312,723
Safeway, Inc. *	50,700	2,116,725
3,935,608
ENERGY - 4.0%
Oil & Gas - 4.0%
Anadarko Petroleum Corp.	18,100	1,028,985
Burlington Resources, Inc.	28,700	1,077,398
2,106,383
FINANCIALS - 23.1%
Banks - 9.6%
FleetBoston Financial Corp.	47,300	1,726,450
U.S. Bancorp	68,500	1,433,705
Wells Fargo & Co.	44,080	1,915,276
5,075,431
Diversified Financials - 13.5%
American Express Co.	37,460	1,336,947
Citigroup, Inc.	32,000	1,615,360
Fannie Mae	15,960	1,268,820
J.P. Morgan Chase & Co.	45,200	1,643,020
Merrill Lynch & Co., Inc.	23,600	1,230,032
7,094,179
HEALTH CARE - 12.0%
Pharmaceuticals - 12.0%
American Home Products Corp.	29,500	1,810,120
Bristol-Myers Squibb Co.	32,700	1,667,700
Pharmacia Corp.	33,300	1,420,245
Schering-Plough Corp.	39,200	1,403,752
6,301,817
INDUSTRIALS - 7.6%
Commercial Services & Supplies - 2.2%
First Data Corp.	14,900	1,168,905
Industrial Conglomerates - 2.9%
Tyco International, Ltd.	26,080	1,536,112
Machinery - 2.5%
Caterpillar, Inc.	25,000	1,306,250

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Schedule of Investments (continued)
December 31, 2001

	Shares	Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 23.7%
Communications Equipment - 5.9%
Lucent Technologies, Inc.	295,600	$1,859,324
Motorola, Inc.	82,800	1,243,656
3,102,980
Computers & Peripherals - 6.7%
Compaq Computer Corp.	118,900	1,160,464
Dell Computer Corp. *	26,500	720,270
International Business Machines Corp.	13,400	1,620,864
3,501,598
Electronic Equipment & Instruments - 2.5%
Emerson Electric Co.	23,000	1,313,300
Semiconductor Equipment & Products - 3.6%
Applied Materials, Inc. *	21,000	842,100
Texas Instruments, Inc.	36,700	1,027,600
1,869,700
Software - 5.0%
Microsoft Corp. *	23,300	1,543,625
Oracle Corp. *	80,400	1,110,324
2,653,949
MATERIALS - 2.3%
Chemicals - 2.3%
E.I. du Pont de Nemours & Co.	28,300	1,203,033
TELECOMMUNICATION SERVICES - 7.1%
Diversified Telecommunication Services - 7.1%
AT&T Corp.	91,500	1,659,810
Sprint Corp.	54,400	1,092,352
Verizon Communications, Inc.	20,450	970,557
3,722,719
UTILITIES - 2.6%
Gas Utilities - 2.6%
El Paso Corp.	31,200	1,391,832
Total Common Stocks		50,996,518
SHORT-TERM INVESTMENTS - 5.4%
MUTUAL FUND SHARES - 5.4%
Evergreen Institutional Money Market Fund (o)	2,822,358	2,822,358
Total Investments - (cost $52,826,653) - 102.4%		53,818,876
Other Assets and Liabilities - (2.4%)		(1,239,892)
Net Assets - 100.0%		$52,578,984
*Non-income producing security. (o)The advisor of the Fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Statement of Assets and Liabilities
December 31, 2001

Assets
Identified cost of securities	$52,826,653
Net unrealized gains on securities	992,223

Market value of securities	53,818,876
Receivable for Fund shares sold	105,184
Dividends and interest receivable	43,460
Deferred organization expenses	3,714
Prepaid expenses and other assets	284

Total assets	53,971,518

Liabilities
Payable for securities purchased	1,374,450
Payable for Fund shares redeemed	5,375
Advisory fee payable	2,322
Due to other related parties	290
Accrued expenses and other liabilities	10,097

Total liabilities	1,392,534

Net assets	$52,578,984

Net assets represented by
Paid-in capital	$51,621,024
Undistributed net investment income	180,579
Accumulated net realized losses on securities	(214,842)
Net unrealized gains on securities	992,223
Total net assets	$52,578,984
Net assets consists of
Class I	49,900,350
Class L	2,678,634

Total net assets	$52,578,984

Shares outstanding
Class I	3,554,168
Class L	190,946

Net asset value per share
Class I	$14.04

Class L	$14.03

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Statement of Operations
Year Ended December 31, 2001

Investment income
Dividends	$523,912
Interest	101,032

Total investment income	624,944

Expenses
Advisory fee	355,181
Distribution Plan expenses	1,124
Administrative services fees	44,398
Transfer agent fee	1,387
Trustees’ fees and expenses	909
Printing and postage expenses	14,984
Custodian fee	17,228
Professional fees	14,672
Organization expenses	3,493
Other	1,379

Total expenses	454,755
Less: Expense reductions	(10,421)
Fee waivers	(945)

Net expenses	443,389

Net investment income	181,555

Net realized and unrealized gains or losses on securities
Net realized gains on securities	54,583

Net change in unrealized gains or losses on securities	(6,116,660)

Net realized and unrealized losses on securities	(6,062,077)

Net decrease in net assets resulting from operations	$(5,880,522)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Statement of Changes in Net Assets

	Year Ended December 31,
	2001	2000

Operations
Net investment income	$181,555	$220,284
Net realized gains on securities	54,583	460,199
Net change in unrealized gains or losses on securities	(6,116,660)	4,492,218

Net increase (decrease) in net assets resulting from operations	(5,880,522)	5,172,701

Distributions to shareholders from
Net investment income
Class I	(220,259)	(13,711)
Class L	0	0
Net realized gains
Class I	(478,848)	(879,433)
Class L	0	0

Total distributions to shareholders	(699,107)	(893,144)

Capital share transactions
Proceeds from shares sold	26,353,134	8,761,209
Payment for shares redeemed	(4,869,092)	(5,335,094)
Net asset value of shares issued in reinvestment of distributions	699,106	893,143

Net increase in net assets resulting from capital share transactions	22,183,148	4,319,258

Total increase in net assets	15,603,519	8,598,815
Net assets
Beginning of period	36,975,465	28,376,650

End of period	$52,578,984	$36,975,465

Undistributed net investment income	$180,579	$219,283

(a)Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Capital Growth Fund, its accounting and performance history has been carried forward.

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Capital Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The fund offers Class I and Class L shares. Class I and L shares are sold without a front-end sales charge or a contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements (continued)

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of Wachovia Corporation (formerly, First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily. The management fee is computed at a rate of 0.80% of the average daily net assets of the Fund.

Effective April 2, 2001, Pilgrim Baxter & Associates became the Fund’s investment sub-advisor and is paid by the Fund’s investment advisor.

During the year ended December 31, 2001, the amount of investment advisory fees waived by the investment advisor was $234. The impact on the Fund’s expense ratio represented as a percentage of its average daily net assets was 0.00%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of Wachovia Corporation, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for the Class L shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. Under the Distribution Plan, Class L shares incur distribution fees of 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated and paid daily. During the period ended December 31, 2001, the amount of 12b-1 fees waived by the underwriter was $711. The impact on the Class L annualized expense ratio, represented as a percentage of its average daily net assets, was 0.13%.

The Distribution Plan may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Share of beneficial interest of the Fund is currently divided into Class I and Class L. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,585,144	$23,697,689	586,575	$8,761,209
Shares redeemed	(332,186)	(4,835,691)	(367,773)	(5,335,094)
Shares issued in reinvestment of distributions	50,404	699,106	64,487	893,143

Net increase	1,303,362	19,561,104	283,289	4,319,258

Class L (a)
Shares sold	193,299	2,655,445
Shares redeemed	(2,353)	(33,401)
Shares issued in reinvestment of distributions	0	0

Net increase	190,946	2,622,044

Net increase		$22,183,148		4,319,258

(a) For the period from August 1, 2001 (commencement of class operations) to December 31, 2001.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Notes to Financial Statements (continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $86,411,708 and $63,472,469, respectively, for the year ended December 31, 2001.

On December 31, 2001, the aggregate cost of securities for federal income tax purposes was $53,216,971. The gross unrealized appreciation and depreciation on securities based on tax cost was $3,181,414 and $2,579,509, respectively, with a net unrealized appreciation of $601,905.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $10,421 in expense reductions. The impact of the total expense reductions on the Fund’s expense ratio represented as a percentage of its average net assets was 0.02%.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2001, the Fund had no borrowings under this agreement.

10. CHANGE IN ACCOUNTING PRINCIPLE

As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies which amends certain accounting practices and disclosures, including amortization of premiums and accretion of discounts. Accordingly, the Fund began amortizing premium and accreting discount on all fixed-income securities. Prior to January 1, 2001, the Fund did not amortize premiums or accrete discounts on fixed-income securities. The Fund held no fixed-income securities prior to January 1, 2001 nor during the current reporting period and as a result adopting the accounting change has no impact to current year financial statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Independent Auditors’ Report

Board of Trustees and Shareholders
Evergreen VA Capital Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Capital Growth Fund as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen VA Capital Growth Fund as of December 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 1, 2002

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Capital Growth Fund
Additional Information

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $478,848, or $0.177 per share, as long-term capital gain distributions for the year ended December 31, 2001.

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2001 qualified for the dividends received deduction.

SPECIAL MEETING OF SHAREHOLDERS

On May 18, 2001, a special meeting of Shareholders of the Fund was held to consider a number of proposals. On March 30, 2001, the record date of the meeting, the net assets eligible to be voted were $39,985,512. The net assets voted and percentage of net assets voted were as follows,

Net assets Voted	Percentage of net assets voted
39,985,512	100.000%

1. To approve a new investment advisory agreement between the Fund and Evergreen Investment Management Company, LLC

	Net assets Voted	Percentage of net assets voted
Affirmative	36,318,562	90.829%
Against	969,455	2.425%
Abstain	2,697,495	6.746%
Total	39,985,512	100.000%

2. To approve a new investment sub-advisory agreement between Evergreen Investment Management Company, LLC and Pilgrim Baxter Value Investors, Inc. with respect to the Fund.

	Net assets Voted	Percentage of net assets voted
Affirmative	35,699,468	89.281%
Against	1,055,526	2.640%
Abstain	3,230,518	8.079%
Total	39,985,512	100.000%

3. To transact such business as may properly come before the meeting or any adjournment thereof.

	Net assets Voted	Percentage of net assets voted
Affirmative	36,284,883	90.745%
Against	729,830	1.825%
Abstain	2,970,799	7.430%
Total	39,985,512	100.000%

Board of Trustees
Name	Position with Trust	Term of Office	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Funds complex	Other Directorships held outside of Evergreen Funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 Age: 66	Trustee	1991	Investment Counselor with Appleton Partners, Inc. (investment advice); former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, Health Development Corp. (fitness-wellness centers); The Francis Ouimet Society.	105	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; former Managing Partner, Roscommon Capital Corp.; former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); former Chairman, Gifford, Drescher & Associates (environmental consulting).	105	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1983	Partner, Stonington Partners (private investment firm); Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and former President, Morehouse College.	105	Director of Phoenix Total Return Fund; Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund and The Phoenix Big Edge Series Fund.

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1988	Sales and Marketing Management with SMI-STEEL - South Carolina (steel producer); former Sales and Marketing Management with Nucor Steel Company.	105	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Former Vice President and Director of Rexham Corporation (manufacturing); and Director of Carolina Cooperative Credit Union.	105	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 Age: 46	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A	105	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 Age: 60	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc (executive recruitment information and research company); former Vice Chairman, DHR International, Inc. (executive recruitment); former Senior Vice President, Boyden International Inc. (executive recruitment); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); and Columnist, Commerce and Industry Association of New Jersey.	105	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 Age: 54	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; former Medical Director, U.S. Health Care/Aetna Health Services; former Managed Health Care Consultant; and former President, Primary Physician Care.	105	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 Age: 58	Trustee	1984	Attorney, Law Offices of Michael S. Scofield.	105	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 Age: 62	Trustee	1993	Independent Consultant; former Chairman, Environmental Warranty, Inc. (insurance agency); former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Director of Hartford Hospital, Old State House Association; former Director of Enhance Financial Services, Inc.; former Director of CTG Resources, Inc. (natural gas); former Director Middlesex Mutual Assurance Company; former Chairman, Board of Trustees, Hartford Graduate Center; Trustee, Greater Hartford YMCA.	105	None

Richard K. Wagoner, CFA* 200 Berkeley Street Boston, MA 02116 Age: 63	Trustee	1999	Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; former consultant to the Board of Trustees of the Evergreen Funds; former member, New York Stock Exchange; member, North Carolina Securities Traders Association; member, Financial Analysts Society.	105	None

* Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling (800) 343-2898.

Variable Annuities
NOT FDIC INSURED	May lose value No bank guarantee
Evergreen Investment Services, Inc.
58913	560853 12/01